Exhibit 99.3

Forward-Looking Statements Statements in this presentation regarding First Marblehead’s future expectations, performance and financial projections, including with regard to projected future cash flows and the future performance of securitization trusts, as well as any other statements that are not purely historical, constitute forward looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our plans, estimates and expectations as of January 31, 2008. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: degradation of credit quality or performance of the trusts’ loan portfolios; the inability of The Education Resources Institute, Inc. (TERI), the third party guarantor of the underlying loans, to meet its guaranty obligations; the inability of Ambac Assurance Corporation, which has provided credit enhancement for certain securitization trusts, to meet its obligations; variance between the actual performance of securitization trusts and the key assumptions we have used in preparing the projected cash flows; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2007. Important factors that could cause or contribute to differences between the actual performance of the securitization trusts and our key assumptions include economic, regulatory, competitive and other factors affecting prepayment, default and recovery rates on the underlying securitized loan portfolio, including full or partial prepayments and prepayments as a result of loan consolidation activity, and interest rate trends, including the projected cost of funding for auction rate notes. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after January 31, 2008. Disclaimer The information in this presentation is intended to provide a broad overview of our securitized portfolio for the private information of the persons reviewing it. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Neither First Marblehead nor any other person is obligated to update the information contained herein. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

Billions Direct to Consumer School Channel FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 $0.7 $1.4 $2.2 $2.9 $3.9 66.5% 33.5% 69.5% 30.5% 72.6% 27.4% 70.9% 29.1% 76.8% 23.2% 86.2% 13.8% $3.2 FY 2008* Loans Available for Securitization by Fiscal Year *FY 2008 Volume represents Q1 and Q2 FY 2008 only.

Trust parity ratios continue to increase As of December 31, 2007 Parity Ratio: trust assets (loan pool balance plus trust accounts) divided by liabilities (bonds outstanding) NCSLT Trust Parity Ratios 2004-1* 2004-2 2005-1 2005-2 2005-3 2006-1 2006-2 2006-3 2006-4 2007-1 2007-2 2007-3 2007-4 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% 100.0% 101.0% 0 6 12 18 24 30 36 42 48 Months Since Trust Inception 2004-1 (closed: 06/10/04) 2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05) 2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06) 2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07) 2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07) *As of November 30, 2007 (most recently quarterly reporting date)

Net recovery rate experience continues to be strong As of December 31, 2007 FMC Net Recovery Rates (by Year of Default) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 105 110 115 120 125 130 Months Since Default Percent 2002 2003 2004 2005 2006 Weighted Average Projected Net Recovery Net Recoveries: recoveries (either in the form of cash or repurchased loans) net of collection costs. FMC assumes a 48% net recovery rate for residual valuation purposes. Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery.

FICO Scores for disbursed volume by fiscal year Decisioned FICO Distribution By Fiscal Year 10% 12% 15% 16% 12% 12% 14% 14% 14% 14% 14% 14% 39% 37% 35% 35% 25% 24% 21% 21% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008* 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - School Channel By Fiscal Year 5% 6% 7% 8% 9% 9% 9% 9% 12% 12% 12% 11% 41% 41% 40% 39% 32% 32% 31% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008* 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Distribution - Direct to Consumer By Fiscal Year 13% 15% 17% 17% 13% 14% 15% 15% 15% 15% 15% 15% 38% 36% 34% 34% 22% 21% 19% 19% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 2008* 760-850 700-759 680-699 660-679 620-659 Decisioned FICO Scores: FICO score that is reflective of decision on cosigner, student, or borrower without cosigner *2008 represents Q1 and Q2 FY 2008 only.

FMD FICO score distribution compares favorably to national averages Sources: First Marblehead, www.myfico.com Decisioned FICO Distribution for Loans Booked in CY 2007 0.0% 0.0% 0.0% 10.4% 32.9% 30.2% 23. 7% 2.7% 2.0% 5.0% 8.0% 12.0% 15.0% 18.0% 27.0% 13.0% 0% 5% 10% 15% 20% 25% 30% 35% up to 499 500 - 549 550 - 599 600 - 649 650 - 699 700 - 749 750 - 799 800+ FICO Score Range % of Population CY 2007 All Booked Loans National Distribution of FICO Scores

Recent prepayment rates have been stabilizing Six month rolling prepayment rates updated through December 31, 2007* Months Since Inception Average NCSLT 2004-1 NCSLT 2004-2 NCSLT 2005-1 NCSLT 2005-2 NCSLT 2005-3 NCSLT 2006-1 NCSLT 2006-2 NCSLT 2006-3 NCSLT 2006-4 NCSLT 2007-1 NCSLT 2007-2 NCSLT 2007-3 NCSLT 2007-4 6 3.1% 2.8% 2.7% 2.7% 3.2% 3.1% 3.6% 3.3% 3.6% 3.2% 3.2% 2.8% 7 3.2% #N/A 2.9% 3.1% 3.2% 3.2% 3.5% 3.2% 3.9% 3.3% 2.9% 3.0% 8 3.2% #N/A 2.8% 3.1% 3.1% 3.3% 3.7% 3.2% 3.8% 3.2% 2.9% 9 3.3% 2.7% 3.0% 3.3% 3.1% 3.8% 3.9% 3.1% 3.9% 3.1% 3.0% 10 3.4% #N/A 3.0% 3.4% 3.3% 4.0% 3.8% 3.3% 4.0% 3.1% 3.0% 11 3.6% #N/A 3.1% 3.6% 3.3% 4.4% 4.0% 3.3% 3.9% 3.2% 12 3.6% 2.8% 3.1% 3.8% 3.5% 4.5% 3.9% 3.5% 4.1% 3.2% 13 3.8% #N/A 3.2% 3.7% 3.8% 4.7% 4.2% 3.7% 3.7% 3.3% 14 4.0% #N/A 3.4% 3.8% 4.2% 4.9% 4.2% 3.7% 3.8% 15 4.0% 3.6% 3.2% 3.8% 4.4% 4.9% 4.3% 3.8% 3.9% 16 4.1% #N/A 3.2% 4.0% 4.5% 5.0% 4.5% 3.6% 4.0% 17 4.2% #N/A 3.1% 4.3% 4.7% 4.9% 4.5% 3.6% 18 4.4% 4.2% 3.2% 4.6% 5.2% 5.0% 4.6% 3.8% 19 4.5% #N/A 3.2% 5.2% 5.3% 5.1% 4.4% 4.0% 20 4.8% #N/A 3.5% 5.3% 5.6% 5.0% 4.5% 21 4.8% 4.0% 3.9% 5.6% 5.8% 5.1% 4.7% 22 5.2% #N/A 4.2% 5.9% 6.1% 5.0% 4.7% 23 5.4% #N/A 4.7% 6.0% 6.0% 5.0% 24 5.3% 4.8% 4.8% 6.3% 5.9% 4.8% 25 5.6% #N/A 5.4% 6.2% 6.0% 4.9% 26 5.8% #N/A 5.6% 6.7% 5.8% 5.3% 27 6.0% 6.2% 5.8% 6.8% 5.8% 5.6% 28 6.2% #N/A 6.1% 6.8% 5.5% 29 6.3% #N/A 6.2% 6.8% 5.9% 30 6.4% 6.6% 6.5% 6.5% 6.0% 31 6.3% #N/A 6.2% 6.6% 6.1% 32 6.2% #N/A 6.2% 6.1% 33 6.5% 7.0% 6.3% 6.1% 34 6.2% #N/A 6.2% 6.2% 35 6.2% #N/A 6.2% 6.2% 36 6.5% 7.2% 5.8% 37 6.0% #N/A 6.0% 38 6.2% #N/A 6.2% 39 6.8% 7.3% 6.3% 42 7.1% 7.1% Six Month Rolling CPR by Trust 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 42 Months Since Inception Prepayment Rate NCSLT 20 04 -1 NCSLT 20 04 -2 NCSLT 20 05 -1 NCSLT 20 05 -2 NCSLT 20 05 -3 NCSLT 20 06 -1 NCSLT 20 06 -2 NCSLT 20 06 -3 NCSLT 20 06 -4 NCSLT 20 07 -1 NCSLT 20 07 -2 Average *Average prepayment rate during preceding six month period. NCSLT 2004-1 data as of Nov ember 30, 2007 (most recent quarterly reporting date).

$2.3B projected future cash flow stream Residual/Additional Structural cashflow projections as of September 30, 2007 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 Millions $0 $500 $1,000 $1,500 $2,000 $2,500 Millions Residual (Total = $2,083 M) ASAF (Total = $228 M) Cumulative Cash Flow (Total = $2,311) This chart illustrates the projected amount and timing of Residual and Additional Structural Advisory Fee cash flow payments to FMC, based upon trust valuation assumptions as of 09/30/2007 Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to the most recent 10-Q SEC filing on our website (www.firstmarblehead.com) for important information regarding the Critical Accounting Policies and Estimates used to prepare this projection. (Cumulative Cash Flow) (Cash Flow by Fiscal Year)

$1.9B projected future cash flow stream Residual/Additional Structural cashflow projections as of December 31, 2007 $0 $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 Millions $0 $500 $1,000 $1,500 $2,000 $2,500 Millions Residual (Tot al = $1,743 M) ASAF (Total = $215 M) Cumulative Cash Flow (Tot al = $1,959 M) Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to the most recent 10-Q SEC filing on our website (www.firstmarblehead.com) for important information regarding the Critical Accounting Policies and Estimates used to prepare this projection. This chart illustrates the projected amount and timing of Residual and Additional Structural Advisory Fee cash flow payments to FMC, based upon trust valuation assumptions as of 12/31/2007 (Cash Flow by Fiscal Year) (Cumulative Cash Flow)